UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2005

1st Independence Financial Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26570	61-1284899
(Commission File Number)	(IRS Employer Identification No.)

104 South Chiles Street, Harrodsburg, Kentucky	40330-1620
(Address of Principal Executive Offices)	(Zip Code)

(859) 734-5452

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 31, 2005 1st Independence Financial Group, Inc. (the “Company”) entered into a Severance Agreement and Release (the “Agreement”) with Arthur L. Freeman in connection with Mr. Freeman’s retirement as Chairman of the Board of Directors and CEO of the Company and as Chairman of 1st Independence Bank, its wholly-owned subsidiary. Mr. Freeman will retire effective on April 29, 2005 and has indicated that he will not seek re-election as a director of the Company at the 2005 annual meeting of shareholders. Under the terms of the Agreement, Mr. Freeman will receive $285,000, less required withholding for income and employment taxes, on or before May 13, 2005. This represents the amount Mr. Freeman would have been entitled to receive under his existing employment agreement from April 29, 2005 through its termination date of July 9, 2007 if Mr. Freeman did not retire on April 29, 2005. Under the Agreement, the Company will also reimburse Mr. Freeman for any premiums paid by Mr. Freeman for continued coverage under COBRA and any extended coverage under such plans, until July 9, 2007. The Agreement also provides that Mr. Freeman will surrender for cancellation options for 5,000 shares granted to him in 1999 in exchange for $27,400 (which represents the difference between the exercise price of such options and the closing price of the Company’s stock on March 31, 2005, multiplied by 5,000). Mr. Freeman will also surrender for cancellation 2,500 options and 500 shares of restricted stock he received on February 24, 2005.

A copy of the Agreement is attached as Exhibit 10.13. A copy of the press release issued by the Company in connection with Mr. Freeman’s retirement is attached as Exhibit 99.1.

Item 1.02 Termination of a Material Definitive Agreement

Pursuant to the terms of the Agreement, described in Item 1.01 of this Current Report on Form 8-K, the employment agreement dated July 9, 2004 by and between the Company, the Bank and Mr. Freeman will be terminated effective as of April 29, 2005, except for the confidentiality and non-compete provisions thereof, which will continue to be effective. The employment agreement is listed as Exhibit 10.3 to the Company’s Form 10-KSB for the three-month fiscal year ending December 31, 2004.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On April 1, 2005, the Company issued a press release announcing the retirement of Arthur L. Freeman as Chairman of the Board of Directors and CEO of the Company and as Chairman of the Bank. Mr. Freeman will retire effective on April 29, 2005.

Item 9.01. Financial Statements and Exhibits.

(a) – (b)	Not applicable.

(c)	Exhibits.

10.13	Severance Agreement and Release, dated March 31, 2005, by and among 1st Independence Financial Group, Inc., 1st Independence Bank and Arthur L. Freeman.

99.1	Press Release by 1st Independence Financial Group, Inc. dated April 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

1st INDEPENDENCE FINANCIAL GROUP, INC.

Date: April 1, 2005	By:	/s/ N. William White
N. William White, President

EXHIBIT INDEX

Exhibit Number	Description
10.13	Severance Agreement and Release, dated March 31, 2005, by and among 1st Independence Financial Group, Inc., 1st Independence Bank and Arthur L. Freeman

99.1	Press Release dated April 1, 2005 of 1st Independence Financial Group, Inc.